MEMORANDUM OF UNDERSTANDING
BETWEEN ARTEMIS AVE LLC (ARTEMIS)
AND MOBILE GLOBAL ESPORTS INC (MOGO)

PARTIES This Memorandum of Understanding (MOU) is entered into by and between Artemis Ave Llc (ARTEMIS) and Mobile Global Esports Inc. (MOGO).

PURPOSE The purpose of this MOU is to establish the terms and conditions under which both parties will meet and function to support MOGO's Core Platform.

TERMS OF MOU This MOU is effective upon the day and date last signed and executed by the duly authorized representatives of the parties to this MOU. MOU shall remain in full force and effect until written notice of termination is received from either party, or both parties enter into a new contractual agreement.

1. MOGO will engage ARTEMIS to provide development services for MOGO's Core Platform. These services will include, but are not limited to:
    A. Ideation, architecture and development services.
    B. Licensing of ARTEMIS's ZuCasa Platform
    C. Integration of 3rd party software
2. Once a mutually agreed upon set of features, budget and timeline has been determined to develop the MVP of the MOGO Core Platform, ARTEMIS will work within the established parameters to deliver the MOGO Core Platform. Should MOGO's needs change, or 3rd party development or integration challenges arise, ARTEMIS will work with MOGO to adjust as needed.
3. Further, as part of the Software Licensing Agreement (Exhibit), MOGO will have integrated use of EVE proprietary transcoding via the ZuCasa Platform. EVE Transcoding is a codec agnostic process that reduces file size by at least 50% with no file degradation. EVE's results have been independently verified by universities and fortune 500 companies.
4. MOGO will not be responsible for any costs associated with the maintenance of the ZuCasa Platform or its elements.
5. ARTEMIS will not be responsible for any costs related to the specific development or maintenance of the MOGO Core Platform. ARTEMIS will deliver all third party hardware, technology, software and licensing of, acquired or contracted for MOGO and/or its Platform, at ARTEMIS' cost, and without markup. ARTEMIS will supply to MOGO for approval and update as required, its rates for general contracted work and other tasks, and will obtain MOGO written approval before initiating work for which it will bill.
6. ARTEMIS is available to provide ongoing development and maintenance to MOGO under terms to be negotiated in good faith.
7. Any technology that is mutually agreed in writing to be proprietary to MOGO's core platform, initiated by ARTEMIS, shall be the property of MOGO.
8. Any and all branding or identifying, unique elements of design applied to the MOGO Core Platform are the property of MOGO.

9. MOGO shall set aside an estimated $1.2M to be deployed over two years to pay for development services by ARTEMIS or other 3rd parties, and will have sole discretion to allocated funds and select vendors, providers, and/or inhouse resources to complete the work.
10. Both parties shall make efforts collaboratively to promote awareness and generate revenue opportunities.
11. Either party may end the relationship created by the MOU for cause, pending a 30-day remedy period, with 30 days written notice to the other.
12. Unless otherwise expressly agreed in writing by the Parties, this Agreement shall automatically terminate upon the termination of the CTO TEAM MOGO MOU.

GENERAL PROVISIONS Either party may request changes to this MOU. Any changes, modifications, revisions, or amendments to this MOU which are mutually agreed upon by and between the parties to this MOU shall be presented in writing, and effective when executed and signed by all parties to this MOU.

GOVERNING LAW/FORUM This Agreement shall be governed and interpreted by the laws of the State of California. Los Angeles County, California shall be the appropriate venue and jurisdiction for the resolution of any disputes hereunder. Both parties hereby consent to such personal and exclusive jurisdiction.

SIGNATURE AND DATE The parties hereby agree to the terms and conditions set forth in this MOU and such is demonstrated throughout by their signatures below:

By: Signature: ______________________________ Date: 12-12-2021

Gregory Butler, CEO and Co-Founder, Artemis Ave Llc

MOBILE GLOBAL ESPORTS INC.

By: Signature: ______________________________ Date: 12-13-2021

David Pross, CEO - Mobile Global Esports Inc.